UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2017

Annual Report

to Shareholders

Deutsche European Equity Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm
39	Information About Your Fund’s Expenses
40	Tax Information
41	Advisory Agreement Board Considerations and Fee Evaluation
46	Board Members and Officers
51	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The fund may lend securities to approved institutions. See the prospectus for more details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche European Equity Fund

Letter to Shareholders

Dear Shareholder:

With the U.S. economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated and unlikely to impact growth before 2018.

Meanwhile, the international markets are experiencing an accelerating macro environment. Europe’s economy is improving, with a pickup in earnings growth and in many cases attractive valuations relative to the U.S. The political uncertainty that made investors hesitant about Europe appears to be abating. While some concerns about the impact of Brexit on the UK’s economy remain, continental Europe has largely shrugged off the issue. Strength is also evident in many emerging markets — particularly in Asia — where we’re seeing macro stabilization, an export pick-up and, again, some attractive valuations.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche European Equity Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

For the fiscal year ended August 31, 2017, Deutsche European Equity Fund returned 23.19% (Class A shares) compared with the MSCI Europe Index return of 19.43%. The average fund in the Morningstar Europe Stock Funds peer group returned 18.88% for the same period.

Investment Strategy

Deutsche European Equity Fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities and other securities with equity characteristics of issuers domiciled in Europe.

Positive momentum in European equity markets from the second half of 2016 carried well into 2017. Both the first and second quarters of 2017 showed positive returns in euros (EUR). These returns were substantially enhanced for U.S. dollar (USD)-based investors due to the strong appreciation of the EUR versus the USD. The ongoing rise in economic leading indicators continued to offer a tailwind for equity markets. The Eurozone Purchasing Managers Index (“PMI”) rose to a six-year high in February and maintained this high level in the second quarter. The unemployment rate in the Eurozone dropped to its lowest level since May 2009.

Political stress in the Eurozone receded during the first half of 2017. On March 29, the UK formally triggered Article 50 to exit the European Union (EU). In France, Emmanuel Macron won the presidency against Marine Le Pen in May, and in the following parliamentary election, Macron’s “En Marche!” won 319 of 577 seats. In the UK, Prime Minister Theresa May called for early elections, but the Conservative Party lost its majority in the House of Commons in the election. Investors expect the election

4	Deutsche European Equity Fund

outcome to lower the chances of a “hard” Brexit. At the end of June, Britain began negotiations to leave the EU.

Markets began to discuss a less expansionary European Central Bank (ECB) policy during the period. However, so far the ECB has pledged to keep its substantial stimulus in place until the end of the year. The ECB upgraded its 2017 and 2018 growth and inflation forecasts and said there was no longer any urgency to take further action to counter deflation. The ECB also signaled an end to its rate-cut cycle at its June meeting.

“Market fundamentals within Europe remain very positive, as broad-based earnings have been upgraded for two consecutive quarters during the reporting period.”

Two of Europe’s key export markets, the United States and China, demonstrated signs of strength. The bulk of U.S. economic data remained robust but lost some momentum in the second quarter. The U.S. ISM index declined but remained at a high level. The U.S. Federal Reserve Board (the Fed) continued its less expansionary policy and hiked its target rate by 25 basis points successively to reach 1.25% by the end of June. In China, the official PMI rose to a five-year high and China’s first-quarter GDP growth was slightly stronger than expected, at 6.9% year-over-year. China’s foreign reserves fell to a six-year low at the beginning of the year as pressure on the yuan continued, but the country’s reserves steadily improved in line with better trade data in the following five months. Demand for European products remained high.

Positive Contributors to Fund Performance

The leading positive contributors to the fund’s performance relative to the benchmark included stock selection within the health care and financials sectors. The fund’s positions in the Swiss health care company Actelion Ltd.* and the Norwegian financial services firm DNB ASA added to returns. During the reporting period, the fund held forward currency contracts for currency hedging purposes, which had a neutral effect on performance.

Negative Contributors to Fund Performance

The principal negative contributors to performance relative to the benchmark were stock selection within the consumer staples and

Deutsche European Equity Fund	5

materials sectors. Additionally, holdings in the energy company TechnipFMC PLC* and the UK-listed pharmaceutical company Shire* weighed on performance.

Outlook and Positioning

The second round of French presidential elections had a benign outcome from a financial market perspective, and was the result that many investors had awaited before revisiting European equities. In light of this, we have seen cash that was on the sidelines returning to the market.

Within Europe, we currently expect GDP growth of approximately 1.8% for the full year. Market fundamentals within Europe remain very positive, as broad-based earnings have been upgraded for two consecutive quarters during the reporting period. For example, first-quarter earnings in Europe showed approximately 20% growth, the strongest increase in six years. Market analysts expect solid double-digit earnings growth for Europe.

The vast majority of potentially disruptive political events (Brexit referendum, Dutch general elections, Austrian and French presidential elections) are behind us for the time being. Though Italy’s election is upcoming, we do not look for any major changes in that country’s status within the EU as a result.

The fund’s portfolio currently has a pro-cyclical tilt, with overweights relative to the benchmark within the information technology and industrial sectors. These have been funded primarily through underweights to consumer staples and utilities.

Geographically, we have a preference for the Eurozone relative to the UK. Within the Eurozone, the fund’s largest overweight is France for bottom-up, stock-specific reasons, as well as our increasingly positive outlook for France following the outcome of the country’s presidential election.

*	Not held in the portfolio as of August 31, 2017.

6	Deutsche European Equity Fund

Portfolio Management Team

Britta Weidenbach, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

–	Head of European Equities: Frankfurt.

–	Joined Deutsche Asset Management in 1999.

–	Master’s Degree in Economics (Diplom-Volkswirtin), University of Konstanz.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

–	Joined Deutsche Asset Management in 2003.

–	Portfolio Manager — European Equities: New York.

–	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Gerd Kirsten, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

–	Senior Portfolio Manager — European Equities: Frankfurt.

–	Joined Deutsche Asset Management in 2009.

–	Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

Christian Reuter, CEFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

–	Portfolio Manager — European Equities: Frankfurt.

–	Joined Deutsche Asset Wealth Management in 1999.

–	Master’s Degree in Economics and Business Administration, University of Augsburg; Certified European Financial Analyst (CEFA).

Dirk Aufderheide, Director

Portfolio Manager of the fund until September 5, 2017. Began managing the fund in 2016.

–	Chief Currency Strategist: Frankfurt.

–	Joined Deutsche Asset Management in 1994 with five years of industry experience. Prior to his current role, Dirk served as a trader and broker for exchange traded currency and fixed income derivatives in the Global Markets division. Previously, he was a portfolio manager for money market and currency funds.

–	Completed Bank Training Program (“Bankkaufmann”) at Dresdner Bank; Bankfachwirt from IHK Frankfurt.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche European Equity Fund	7

Terms to Know

The MSCI Europe Index tracks the performance of 15 developed countries in Europe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Morningstar Europe Stock category consists of funds that invest at least 70% of total assets in equities and invest at least 75% of stock assets in Europe. Most of these portfolios emphasize the region’s larger and more developed markets, including Britain, the Netherlands, Germany, France, and Switzerland. Many also invest in the region’s smaller markets, including the emerging markets of eastern Europe.

Consumer staples stocks represent companies that make products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

The Institute of Supply Management (ISM) Manufacturing Index tracks U.S. manufacturing activity.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index; underweight means that a fund holds a lower weighting in a given sector or stock.

Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

8	Deutsche European Equity Fund

Performance Summary	August 31, 2017 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	23.19%	6.14%
Adjusted for the Maximum Sales Charge (max 5.75% load)	16.11%	3.92%
MSCI Europe Index†	19.43%	4.59%

Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	22.18%	5.34%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	22.18%	5.34%
MSCI Europe Index†	19.43%	4.59%

Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
No Sales Charges	23.40%	6.27%
MSCI Europe Index†	19.43%	4.59%

Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
No Sales Charges	23.46%	6.39%
MSCI Europe Index†	19.43%	4.59%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016 are 1.35%, 2.07%, 1.21% and 1.07% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Deutsche European Equity Fund	9

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	The Fund commenced operations on November 11, 2014.

†	The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/17	$11.74	$11.57	$11.76	$11.79
8/31/16	$9.53	$9.47	$9.53	$9.55

10	Deutsche European Equity Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	8/31/17	8/31/16
Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/17	8/31/16
France	22%	16%
Germany	17%	11%
United Kingdom	15%	22%
Netherlands	13%	14%
Switzerland	9%	16%
Italy	6%	3%
Spain	6%	8%
Denmark	5%	3%
Norway	4%	3%
Sweden	2%	1%
Portugal	1%	—
Belgium	—	2%
Finland	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/17	8/31/16
Financials	24%	11%
Industrials	18%	13%
Health Care	13%	15%
Materials	9%	8%
Consumer Discretionary	9%	12%
Consumer Staples	8%	15%
Energy	8%	10%
Information Technology	6%	10%
Utilities	3%	2%
Telecommunication Services	2%	4%
	100%	100%

Currency Exposure* (As a % of Investment Portfolio)	8/31/17	8/31/16
Euro	51%	(55)%
British Pound	27%	29%
Swiss Franc	9%	16%
Danish Krone	5%	3%
Norwegian Krone	4%	3%
Swedish Krona	2%	1%
United States Dollar	2%	103%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Deutsche European Equity Fund	11

Ten Largest Common Stocks at August 31, 2017 (28.1% of Net Assets)		Country	Percent
1.	Royal Dutch Shell PLC	Netherlands	5.0%
	Explores, produces and refines petroleum
2.	Allianz SE	Germany	3.6%
	Provider of multi-line insurance services
3.	ING Groep NV	Netherlands	3.2%
	Offers financial services to individuals, corporations and other institutions
4.	Capgemini SE	France	2.8%
	Provides IT consulting and services
5.	A P Moller-Maersk AS	Denmark	2.6%
	Shipping company with diversified holdings.
6.	Intesa Sanpaolo SpA	Italy	2.5%
	Provider of banking and financial services
7.	Societe Generale SA	France	2.5%
	Provides various banking services
8.	Grifols SA	Spain	2.0%
	Develops, manufactures and markets diagnostic systems and medical materials
9.	Lonza Group AG	Switzerland	2.0%
	Multinational chemicals and biotechnology company
10.	DNB ASA	Norway	1.9%
	Provides various banking services

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 13. A quarterly

Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 51 for contact information.

12	Deutsche European Equity Fund

Investment Portfolio	as of August 31, 2017

	Shares	Value ($)
Common Stocks 98.2%
Denmark 5.1%
A P Moller-Maersk AS “B”	548	1,132,041
Chr Hansen Holding AS	7,157	616,618
Danske Bank AS	12,485	486,088

(Cost $1,549,041)		2,234,747

France 21.6%
Air Liquide SA	5,220	637,230
AXA SA	13,362	387,491
BNP Paribas SA	10,483	797,200
Capgemini SE	10,837	1,203,150
LVMH Moet Hennessy Louis Vuitton SE	3,178	834,797
Pernod Ricard SA	3,059	418,488
Renault SA	5,204	461,485
Schneider Electric SE*	9,780	790,463
Societe Generale SA	18,973	1,063,261
SPIE SA	15,000	424,902
Teleperformance	4,841	666,513
TOTAL SA	10,773	558,196
Veolia Environnement SA	32,380	760,237
VINCI SA	4,708	433,780

(Cost $7,900,159)		9,437,193

Germany 16.4%
Allianz SE (Registered)	7,370	1,578,536
BASF SE	5,108	494,877
Deutsche Post AG (Registered)	16,673	692,321
Deutsche Telekom AG (Registered)	25,834	465,787
Fresenius SE & Co. KGaA	8,703	737,692
HeidelbergCement AG	6,170	592,149
LANXESS AG	4,716	352,220
Merck KGaA	3,870	425,346
OSRAM Licht AG	6,240	512,912
SAP SE	6,737	706,954
Symrise AG	8,126	594,057

(Cost $5,646,039)		7,152,851

Italy 6.2%
Enel SpA	82,230	498,395
FinecoBank Banca Fineco SpA	49,730	427,136
Intesa Sanpaolo SpA	324,400	1,096,009
Moncler SpA	23,264	661,267

(Cost $1,966,111)		2,682,807

The accompanying notes are an integral part of the financial statements.

Deutsche European Equity Fund	13

	Shares	Value ($)

Netherlands 12.4%
ASML Holding NV	3,862	601,998
Heineken NV	7,538	793,943
ING Groep NV	79,472	1,409,652
QIAGEN NV*	13,532	434,917
Royal Dutch Shell PLC “A”	32,777	900,808
Royal Dutch Shell PLC “B”	45,720	1,276,045

(Cost $4,283,603)		5,417,363

Norway 3.9%
DNB ASA	43,107	842,103
Marine Harvest ASA*	22,299	444,027
Skandiabanken ASA 144A	42,000	433,104

(Cost $1,203,074)		1,719,234

Portugal 1.2%
Galp Energia, SGPS, SA (Cost $462,483)	30,450	504,825

Spain 6.0%
Banco Santander SA	69,467	450,955
Grifols SA	31,370	887,428
Industria de Diseno Textil SA	15,338	583,646
NH Hotel Group SA	42,382	276,347
Telefonica SA	36,780	396,957

(Cost $2,193,868)		2,595,333

Sweden 2.2%
Atlas Copco AB “A”	13,399	525,761
Essity AB “B”*	15,183	421,530

(Cost $875,404)		947,291

Switzerland 9.1%
Dufry AG (Registered)*	2,362	364,981
Geberit AG (Registered)	669	305,774
Julius Baer Group Ltd.*	8,000	447,744
Lonza Group AG (Registered)*	3,370	854,392
Nestle SA (Registered)	4,778	405,141
Roche Holding AG (Genusschein)	3,275	833,420
Straumann Holding AG (Registered)	1,156	740,265

(Cost $3,116,521)		3,951,717

United Kingdom 14.1%
Ashtead Group PLC	18,560	399,795
BHP Billiton PLC	40,540	775,546
Compass Group PLC	34,632	739,810
ConvaTec Group PLC 144A*	209,440	777,003

The accompanying notes are an integral part of the financial statements.

14	Deutsche European Equity Fund

	Shares	Value ($)
Dialog Semiconductor PLC*	5,510	251,005
IMI PLC	41,593	609,378
Imperial Brands PLC	7,690	318,437
Prudential PLC	30,744	722,297
Reckitt Benckiser Group PLC	5,233	496,017
RELX PLC	20,139	440,503
Rentokil Initial PLC	157,822	621,297

(Cost $5,354,196)		6,151,088
Total Common Stocks (Cost $34,550,499)		42,794,449

Cash Equivalents 1.7%
Deutsche Central Cash Management Government Fund, 1.06% (a) (Cost $755,367)	755,367	755,367

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $35,305,866)	99.9	43,549,816
Other Assets and Liabilities, Net	0.1	42,845

Net Assets	100.0	43,592,661

*	Non-income producing security.

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At August 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
Euro Stoxx 50 Index	EUR	9/15/2017	15	634,478	611,415	(23,035)

As of August 31, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	3,190,435	GBP	2,951,229	9/29/2017	16,469	UBS AG

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
GBP	39,479	EUR	42,689	9/29/2017	(208)	UBS AG

The accompanying notes are an integral part of the financial statements.

Deutsche European Equity Fund	15

Currency Abbreviations
EUR Euro
GBP British Pound

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Denmark	$—	$2,234,747	$—	$2,234,747
France	424,902	9,012,291	—	9,437,193
Germany	—	7,152,851	—	7,152,851
Italy	427,136	2,255,671	—	2,682,807
Netherlands	1,409,652	4,007,711	—	5,417,363
Norway	433,104	1,286,130	—	1,719,234
Portugal	—	504,825	—	504,825
Spain	—	2,595,333	—	2,595,333
Sweden	421,530	525,761	—	947,291
Switzerland	—	3,951,717	—	3,951,717
United Kingdom	1,516,813	4,634,275	—	6,151,088
Short-Term Investment	755,367	—	—	755,367
Derivatives (b)
Forward Foreign Currency Exchange Contracts	$—	$16,469	$—	$16,469
Total	$5,388,504	$38,177,781	$—	$43,566,285

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(23,035)	$—	$—	$(23,035)
Forward Foreign Currency Exchange Contracts	—	(208)	—	(208)
Total	$(23,035)	$(208)	$—	$(23,243)

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 1 to Level 2. During the year ended August 31, 2017, the amount of the transfers between Level 1 and Level 2 was $48,351,003.

Transfers between price levels are recognized at the beginning of the reporting period.

(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

16	Deutsche European Equity Fund

Statement of Assets and Liabilities

as of August 31, 2017

Assets

Investments in non-affiliated securities, at value (cost $34,550,499)	$42,794,449
Investment in Deutsche Central Cash Management Government Fund (cost $755,367)	755,367
Foreign currency, at value (cost $78,752)	81,129
Deposit with brokers for futures contracts	44,701
Receivable for investments sold	247,517
Receivable for Fund shares sold	142,822
Dividends receivable	63,695
Receivable for variation margin on futures contracts	5,643
Unrealized appreciation on forward foreign currency exchange contracts	16,469
Foreign taxes recoverable	148,738
Other assets	6,230
Total assets	44,306,760

Liabilities
Cash overdraft	5,788
Payable for investments purchased	522,456
Payable for Fund shares redeemed	23,412
Unrealized depreciation on forward foreign currency exchange contracts	208
Accrued management fee	19,497
Accrued Directors’ fees	2,158
Other accrued expenses and payables	140,580
Total liabilities	714,099
Net assets, at value	$43,592,661

Net Assets Consist of
Net investment loss	(116,966)
Net unrealized appreciation (depreciation) on:
Investments	8,243,950
Futures	(23,035)
Foreign currency	7,626
Forward foreign currency contracts	16,261
Accumulated net realized gain (loss)	(13,533,060)
Paid-in capital	48,997,885
Net assets, at value	$43,592,661

The accompanying notes are an integral part of the financial statements.

Deutsche European Equity Fund	17

Statement of Assets and Liabilities as of August 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($8,261,453 ÷ 703,885 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.74
Maximum offering price per share (100 ÷ 94.25 of $11.74)	$12.46
Class C
Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($4,303,675 ÷ 371,880 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.57
Class S
Net Asset Value offering and redemption price per share ($19,403,790 ÷ 1,650,150 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.76
Institutional Class
Net Asset Value offering and redemption price per share ($11,623,743 ÷ 985,741 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.79

The accompanying notes are an integral part of the financial statements.

18	Deutsche European Equity Fund

Statement of Operations

for the year ended August 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $129,879)	$1,175,734
Income distributions — Deutsche Central Cash Management Government Fund	4,843
Securities lending income, net of borrower rebates	8,249
Total income	1,188,826
Expenses:
Management fee	371,483
Administration fee	47,807
Services to shareholders	42,853
Distribution and service fees	71,653
Custodian fee	91,619
Professional fees	110,810
Reports to shareholders	38,534
Registration fees	77,337
Directors’ fees and expenses	4,327
Other	14,719
Total expenses before expense reductions	871,142
Expense reductions	(203,423)
Total expenses after expense reductions	667,719
Net investment income	521,107

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,433,271
Futures	342,251
Forward foreign currency contracts	2,338,842
Foreign currency	(50,254)
5,064,110
Change in net unrealized appreciation (depreciation) on:
Investments	4,550,271
Futures	(113,944)
Forward foreign currency contracts	(936,805)
Foreign currency	12,089
3,511,611
Net gain (loss)	8,575,721
Net increase (decrease) in net assets resulting from operations	$9,096,828

The accompanying notes are an integral part of the financial statements.

Deutsche European Equity Fund	19

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$521,107	$1,752,872
Net realized gain (loss)	5,064,110	(20,042,573)
Change in net unrealized appreciation (depreciation)	3,511,611	5,617,225
Net increase (decrease) in net assets resulting from operations	9,096,828	(12,672,476)
Distributions to shareholders from:
Net investment income:
Class A	—	(221,754)
Class S	—	(552,276)
Institutional Class	—	(247,553)
Total distributions	—	(1,021,583)
Fund share transactions:
Proceeds from shares sold	11,644,761	158,422,179
Reinvestment of distributions	—	1,021,021
Payments for shares redeemed	(56,194,470)	(118,150,053)
Redemption fees	235	9,549
Net increase (decrease) in net assets from Fund share transactions	(44,549,474)	41,302,696
Increase (decrease) in net assets	(35,452,646)	27,608,637
Net assets at beginning of period	79,045,307	51,436,670
Net assets at end of period (including net investment loss of $116,966 and $4,317,694, respectively)	$43,592,661	$79,045,307

The accompanying notes are an integral part of the financial statements.

20	Deutsche European Equity Fund

Financial Highlights

	Years Ended August 31,			Period Ended 8/31/15[a]
Class A	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$9.53		$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.07		.16	.18
Net realized and unrealized gain (loss)	2.14		(.74)	(.01)
Total from investment operations	2.21		(.58)	.17
Less distributions from:
Net investment income	—		(.07)	—
Redemption fees	.00	***	.00 ***	.01
Net asset value, end of period	$11.74		$9.53	$10.18
Total Return (%)[c]	23.19	[d]	(5.76)	1.80	[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		22	14
Ratio of expenses before expense reductions (%)	1.92		1.50	2.39	*
Ratio of expenses after expense reductions (%)	1.48		1.50	1.53	*
Ratio of net investment income (loss) (%)	.73		1.60	2.01	*
Portfolio turnover rate (%)	51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Deutsche European Equity Fund	21

	Years Ended August 31,			Period Ended 8/31/15[a]
Class C	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$9.47		$10.12	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.03		.09	.05
Net realized and unrealized gain (loss)	2.07		(.74)	.06
Total from investment operations	2.10		(.65)	.11
Redemption fees	.00	***	.00 ***	.01
Net asset value, end of period	$11.57		$9.47	$10.12
Total Return (%)[c]	22.18	[d]	(6.42)	1.20	d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		6	3
Ratio of expenses before expense reductions (%)	2.72		2.22	3.16	*
Ratio of expenses after expense reductions (%)	2.20		2.22	2.29	*
Ratio of net investment income (loss) (%)	.31		.90	.58	*
Portfolio turnover rate (%)	51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

22	Deutsche European Equity Fund

	Years Ended August 31,			Period Ended 8/31/15[a]
Class S	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$9.53		$10.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.14		.15	.12
Net realized and unrealized gain (loss)	2.09		(.72)	.06
Total from investment operations	2.23		(.57)	.18
Less distributions from:
Net investment income	—		(.09)	—
Redemption fees	.00	***	.00 ***	.01
Net asset value, end of period	$11.76		$9.53	$10.19
Total Return (%)	23.40	[c]	(5.70)	1.90	c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		31	20
Ratio of expenses before expense reductions (%)	1.68		1.36	2.23	*
Ratio of expenses after expense reductions (%)	1.28		1.36	1.37	*
Ratio of net investment income (loss) (%)	1.35		1.56	1.44	*
Portfolio turnover rate (%)	51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Deutsche European Equity Fund	23

	Years Ended August 31,			Period Ended
Institutional Class	2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$9.55		$10.20	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.13		.20	.17
Net realized and unrealized gain (loss)	2.11		(.76)	.02
Total from investment operations	2.24		(.56)	.19
Less distributions from:
Net investment income	—		(.09)	(.00	)***
Redemption fees	.00	***	.00 ***	.01
Net asset value, end of period	$11.79		$9.55	$10.20
Total Return (%)	23.46	[c]	(5.53)	2.01	c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		20	14
Ratio of expenses before expense reductions (%)	1.62		1.22	2.19	*
Ratio of expenses after expense reductions (%)	1.21		1.22	1.30	*
Ratio of net investment income (loss) (%)	1.29		2.03	1.95	*
Portfolio turnover rate (%)	51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

24	Deutsche European Equity Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche European Equity Fund (the “Fund”) is a diversified series of Deutsche Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

Deutsche European Equity Fund	25

Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

26	Deutsche European Equity Fund

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended August 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Deutsche Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of August 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2017, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement

Deutsche European Equity Fund	27

dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $13,329,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

In addition, from November 1, 2016 through August 31, 2017, the Fund elects to defer qualified late year losses of approximately $101,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2018.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2017, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, futures contracts,

28	Deutsche European Equity Fund

certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2017, the Fund’s components of distributable earnings (accumulated loss) on a tax basis were as follows:

Capital loss carryforwards	$(13,329,000)
Net unrealized appreciation (depreciation) on investments	$8,023,551

At August 31, 2017, the aggregate cost of investments for federal income tax purposes was $35,526,265. The net unrealized appreciation for all investments based on tax cost was $8,023,551. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $8,526,088 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $502,537.

In addition, the tax character of distributions paid to shareholders by the

Fund are summarized as follows:

	Years Ended August 31,
	2017	2016
Distributions from ordinary income	$—	$1,021,583

Redemption. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial

Deutsche European Equity Fund	29

reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2017, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended August 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $611,000 to $1,996,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the year ended August 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to

30	Deutsche European Equity Fund

changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended August 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $79,626,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $2,412,000 to $3,852,000.

The following tables summarize the value of the Fund’s derivative instruments held as of August 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Currency Contracts (a)	$16,469

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Futures Contracts	Forward Contracts	Total
Equity Contracts (b)	$(23,035)	$—	$(23,035)
Foreign Currency Contracts (c)	—	(208)	(208)
	$(23,035)	$(208)	$(23,243)

Each of the above derivatives is located in the following Statement of Assets and Liabilities account:

(b)	Includes cumulative depreciation of futures contracts disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c)	Unrealized depreciation on forward foreign currency contracts

Deutsche European Equity Fund	31

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (d)	$342,251	$—	$342,251
Foreign Currency Contracts (e)	—	2,338,842	2,338,842
	$342,251	$2,338,842	$2,681,093

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from futures

(e)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Equity Contracts (f)	$(113,944)	$—	$(113,944)
Foreign Currency Contracts (g)	—	(936,805)	(936,805)
	$(113,944)	$(936,805)	$(1,050,749)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on futures

(g)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of August 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparties	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
UBS AG	$16,469	$(208)	$—	$16,261

32	Deutsche European Equity Fund

Counterparties	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
UBS AG	$208	$(208)	$—	$—

C. Purchases and Sales of Securities

During the year ended August 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $24,356,082 and $65,239,275, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche Asset Management International GmbH (“Deutsche AM International GmbH”), an affiliate of DIMA, serves as a subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the fund, compensates Deutsche AM International GmbH for the services it provides to the fund.

Prior to July 1, 2017, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.

Effective July 1, 2017, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.65%.

Accordingly, for the year ended August 31 , 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.78% of the Fund’s average daily net assets.

For the period from September 1, 2016 through May 31, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to

Deutsche European Equity Fund	33

maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.55%
Class C	2.30%
Class S	1.40%
Institutional Class	1.30%

Effective June 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.12%
Class C	1.87%
Class S	.92%
Institutional Class	.87%

For the year ended August 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$49,881
Class C	23,806
Class S	77,210
Institutional Class	52,526
$203,423

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2017, the Administration Fee was $47,807, of which $3,683 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended

34	Deutsche European Equity Fund

August 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2017
Class A	$901	$206
Class C	319	75
Class S	1,678	522
Institutional Class	433	117
	$3,331	$920

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares of the Fund. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2017
Class C	$34,445	$2,684

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2017	Annual Rate
Class A	$25,570	$4,644	.23%
Class C	11,638	2,656	.25%
	$37,208	$7,300

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2017 aggregated $957.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares

Deutsche European Equity Fund	35

redeemed for Class C. For the year ended August 31, 2017, the CDSC for Class C shares aggregated $1,386. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2017, DDI received $3,170 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $21,605, of which $7,342 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2017.

36	Deutsche European Equity Fund

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2017, Deutsche Multi-Asset Global Allocation Fund held approximately 10% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	91,214	$999,285	3,270,688	$33,011,270
Class C	42,935	474,063	832,845	8,467,055
Class S	924,105	9,792,963	8,341,998	83,864,457
Institutional Class	35,494	378,450	3,231,881	33,079,397
		$11,644,761		$158,422,179

Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	21,677	$221,754
Class S	—	—	53,977	552,182
Institutional Class	—	—	24,153	247,085
		$—		$1,021,021

Shares redeemed
Class A	(1,668,107)	$(16,388,585)	(2,429,731)	$(22,917,121)
Class C	(353,036)	(3,442,246)	(482,006)	(4,523,857)
Class S	(2,528,930)	(25,160,254)	(7,093,087)	(66,123,685)
Institutional Class	(1,124,368)	(11,203,385)	(2,529,573)	(24,585,390)
		$(56,194,470)		$(118,150,053)

Redemption fees		$235		$9,549

Net increase (decrease)
Class A	(1,576,893)	$(15,389,300)	862,634	$10,318,602
Class C	(310,101)	(2,968,183)	350,839	3,943,233
Class S	(1,604,825)	(15,367,275)	1,302,888	18,297,261
Institutional Class	(1,088,874)	(10,824,716)	726,461	8,743,600
		$(44,549,474)		$41,302,696

Deutsche European Equity Fund	37

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of the Deutsche European Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche European Equity Fund (the “Fund”) as of August 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
October 24, 2017

38	Deutsche European Equity Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2017 to August 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche European Equity Fund	39

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,153.20	$1,149.00	$1,154.10	$1,154.80
Expenses Paid per $1,000*	$7.27	$11.27	$6.24	$5.87

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,018.45	$1,014.72	$1,019.41	$1,019.76
Expenses Paid per $1,000*	$6.82	$10.56	$5.85	$5.50

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche European Equity Fund	1.34%	2.08%	1.15%	1.08%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

40	Deutsche European Equity Fund

Advisory Agreement Board Considerations and Fee Evaluation

At a meeting held in July 2017, the Board of Directors (hereinafter referred to as the “Board” or “Directors”), all members of which are Independent Directors, approved an amendment to the Deutsche European Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) to adopt a revised management fee schedule reducing DIMA’s management fee under the Agreement. The revised management fee schedule took effect as of July 1, 2017.

In connection with its review of the amendment, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2016. In addition, the Board considered:

–	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

–	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund.

The Board approved the renewal of the Fund’s Agreement with DIMA in September 2016. DIMA has also entered into a sub-advisory agreement with Deutsche Asset Management International GmbH (“DeAMI”), an affiliate of DIMA, that has an initial term through September 30, 2017. In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a

Deutsche European Equity Fund	41

fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

–	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DeAMI are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the

42	Deutsche European Equity Fund

quality and integrity of DIMA’s and DeAMI’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of sub-advisors, including DeAMI. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). With respect to the sub-advisory fee paid, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be

Deutsche European Equity Fund	43

higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DeAMI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

44	Deutsche European Equity Fund

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche European Equity Fund	45

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	95	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—

46	Deutsche European Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	95	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	95	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	95	—

Deutsche European Equity Fund	47

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	95	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	95	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	95	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	95	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

48	Deutsche European Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	95	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	95	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company

Deutsche European Equity Fund	49

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 60 Wall Street, New York, NY 10005.

[7]	Address: One Beacon Street, Boston, MA 02108.

[8]	Address: 222 South Riverside Plaza, Chicago, IL 60606.

[9]	Address: 345 Park Avenue, New York, New York 10154.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

50	Deutsche European Equity Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche European Equity Fund	51

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DURAX	DURCX	DURSX	DURIX
CUSIP Number	25156A 684	25156A 676	25156A 650	25156A 668
Fund Number	1009	1309	2009	1409

52	Deutsche European Equity Fund

Notes

Notes

Notes

DEEF-2

(R-039438-3 10/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Europe Equity Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$68,762	$1,500	$0	$0
2016	$67,000	$0	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche European Equity Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	10/30/2017